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                                                                   EXHIBIT 10.47



Arthur A. Siciliano, Ph.D.
13 Salt Marsh Lane
Gloucester, MA   01930


                 Re: AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

Dear Art,

This letter agreement serves to further amend the Amended Executive Employment Agreement dated as of April 1, 2001, by and between you and PolyMedica Corporation (the "Company") as amended on June 8, 2001 and September 25, 2001 (together, the "Executive Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1 of the Amended Executive Employment Agreement, shall be increased to $417,000 effective April 1, 2002.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                  Very truly yours,


                                  /s/ Steven J. Lee
                                  -----------------------------------
                                  Steven J. Lee
                                  Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Arthur A. Siciliano
----------------------------
Arthur A. Siciliano